Fees Summary	Sep. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 749,355,000
Previously Paid Amount	0
Total Fee Amount	114,726.25
Total Offset Amount	0
Net Fee	$ 114,726.25